UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.


                      February 23, 2004                                                     0-30011
--------------------------------------------------------------          ------------------------------------------------
      Date of Report (Date of earliest event reported)                              Commission File Number

                              TOTAL IDENTITY CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Florida                                                        65-0309540
--------------------------------------------------------------          ------------------------------------------------
      (State or other jurisdiction of incorporation or                      (I.R.S. Employer Identification Number)
                        organization)


                     2340 Brighton-Henrietta Town Line Road
                               Rochester, NY 14623
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (585) 427-9050
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                      11924 Forest Hill Blvd., Suite 22-204
                            Wellington, Florida 33414
                                 (561) 202-8184
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure

         Total Identity Corp. Settles Dispute Over Acquisition

         On February 23, 2004, Total Identity Corp. f/k/a TMI Holdings, Inc. (the "Company"), Total Identity Systems Corp. ("TISC") and Robert David, the former principal of TISC ("David"), entered into a series of agreements that (a) amended the Stock Purchase Agreement dated October 13, 2003 by and among the Company, TISC and David, the Stock Purchase Agreement dated October 13, 2003 by and between the Company and David, and other related agreements (collectively, the "Original Purchase Agreements"), and (b) settled certain disputes that had arisen in connection with the Original Purchase Agreements, including an Arbitration initiated by the Company to resolve those disputes.

         Under the Original Purchase Agreements, the Company acquired (a) 60% of the capital stock of TISC, evidenced by newly issued shares, for $1,000,000, and
(b) the remaining 40% of TISC's capital stock from David, for $800,000.

         In accordance with the amended agreements:

         o The purchase price for the capital stock purchased from TISC was reduced to $700,000, of which, $150,000 had previously been paid and $75,000 was credited to the Company as reimbursement for certain expenses incurred on behalf of TISC. The $475,000 balance of the purchase price balance is payable in five monthly installments of $95,000 each, commencing March 8, 2004.

         o The purchase price for the capital stock purchased from David was reduced to $500,000. The purchase price will be paid
                  $400,000 in eight quarterly payments of $50,000 each, commencing in January 2005, and balance by the issuance of 200,000 shares of the Company's common stock. The Company's shares are restricted from transfer for one year and, under certain circumstances, David has the right to put 100,000 of the shares to the Company for $1.00 per share.

         o All of the shares purchased from TISC and David were pledged to secure payment of the purchase price and such shares are being held in escrow by counsel to David until the purchase price has been paid in full.

         o The Company's employment agreement with David was terminated and a consulting agreement was entered into with David for a period of 32 months, providing for a monthly consulting fee of $8,500.

         o The Company agreed to cause certain institutional indebtedness of TISC to be repaid prior to the end of David's consulting agreement, subject to acceleration in certain events.

         o The lease with an affiliate of David covering TISC's Rochester, New York facility will remain in place for a period of ten years, and the Company will have the right but not the obligation to purchase the property after five years at a price to be determined by three independent appraisers.

         The Arbitration commenced by the Company to resolve the differences that arose between the parties had previously been discontinued in order to pursue settlement discussions.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a) None.

         (b) None.

         (c) Exhibits.

10.1 Amendment No. 1 to Common Stock Purchase Agreement dated February 23, 2004, by and between Total Identity Corp., Total Identity Systems Corp. and Robert David.

10.2 Amendment No. 1 to Common Stock Purchase Agreement dated February 23, 2004, by and between Total Identity Corp. and Robert David.

10.3     Amended and Restated Promissory Note dated February 23, 2004.

10.4     Amended and Restated Pledge Agreement dated February 23, 2004.

10.5     Lease Amendment dated February 23, 2004.

10.6 Consulting Agreement dated February 23, 2004, by and between Total Identity Corp. and Robert David.

10.7 Amended and Restated Pledge Agreement dated February 23, 2004, by and between Total Identity Corp., Robert David and Shapiro, Rosenbaum, Liebschutz and Nelson, LLP.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2004             TOTAL IDENTITY CORP.



                                     By: /s/ Philip C. Mistretta
                                         -------------------------------------
                                         Philip C. Mistretta
                                         President and Chief Executive Officer